Asset under construction - Commercial Plant	9 Months Ended
Mar. 31, 2023
Asset under construction - Commercial Plant.
Asset under construction - Commercial Plant
7.	Asset under construction

Commercial Plant

The Company is developing a commercial plant for the extraction of battery-grade lithium from tail brine from a stand-alone facility located adjacent to the LANXESS facility in southern Arkansas. The commercial plant is under development and not available for use and therefore not subject to depreciation as at March 31, 2023.

7.	Asset under construction-continued

Aqualung Carbon Capture Pilot Plant

The Company is developing the Aqualung Carbon Capture pilot plant to capture CO2 emissions and permanently sequester them in Arkansas. The pilot plant was installed as of January 31, 2023, and was still undergoing commissioning at the end of the period and was not available for use, therefore, it was not subject to depreciation as at March 31, 2023.